UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2015

Roomlinx, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Continental Plaza - 6th Floor
433 Hackensack Avenue
Hackensack, New Jersey 07601
                                            (201) 968-9797
(Address of Principal Executive Offices)  (Zip Code)

                                      (201) 968-9797
(Registrant's Telephone Number, Including Area Code)

                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into a Mutual Definitive Agreement

On November 16, 2015, SignalShare Infrastructure, Inc. (“SSI”), as the assignee and wholly-owned subsidiary of Roomlinx, Inc. (the “Company”), entered into a Settlement, Mutual Release, and Indemnification Agreement (the “Settlement Agreement”) with Hyatt Corporation (“Hyatt”), a copy of which agreement is attached hereto as an exhibit to this Form 8-K.

The Company previously disclosed that Hyatt had claimed that the Company had breached the Master Services and Equipment Purchase Agreement (the “MSA”), dated as of March 12, 2012 and various Hotel Services and Equipment Purchase Agreements (the “HSAs”).

Pursuant to the Settlement Agreement, the parties terminated the HSAs relating to the Hyatt Regency, Indianapolis, Hyatt Regency Greenwich, Grand Hyatt, New York, Hyatt Regency Coconut Point, Hyatt Regency Lake Tahoe and Hyatt Regency O’Hare.  SSI agreed to sell and assign iTV services for the remainder of the Amended HSAs to third party providers within forty-five (45) days from November 16, 2015.  SSI agreed to provide Transition Services (as defined) for up to ninety (90) days after an HSA is terminated.  All of such administrative costs for such services are capped at $250,000 and shall be deducted from the deposits currently on hand with SSI, for which Hyatt had demanded repayment.

The parties agreed to extend the terms of the amended HSAs for an additional thirty-six (36) months from the date of expiration to provide High Speed Internet Access (“HSIA”), subject to approval of the owners of hotel properties. After payment of the above-described administrative costs not to exceed $250,000, the remainder of the $966,035.77 of deposits owed by SSI shall be applied toward a 15% credit for any hotel HSIA installations after November 16, 2015 until the deposits are exhausted.

SSI was granted the right to bid upon any new WiFi installations and upgrades of any hotel convention center business, subject to Hyatt’s right to accept or reject SSI’s bid at Hyatt’s sole discretion.

The parties exchanged mutual releases up until November 16, 2015 and SSI indemnified Hyatt from any claims of third parties in relation to any claims by SSI’s third party service providers.

ITEM 9.01      Financial Statements and Exhibits

Exhibit No.	Description

10.1	Settlement, Mutual Release, and Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	ROOMLINX, INC.

By: /s/ Aaron Dobrinsky
Name: Aaron Dobrinsky
Title: Chief Executive Officer